JWH
Telecommunications Inc.

Purchase Order

Supplier	Purchaser
BRAVATEK SOLUTIONS INC bravatek 2028 EAST BEN WHITE AVENUE BLVD #240-2835 AUSTIN, TEXAS 78741 703-981-5044	JWH TELECOMMUNICATIONS INC 29046 Eagle Road Menifee, CA 92584 951-837-7767

Date	Project	Purchase Order	Terms	Attention
8-11-2016	MASTEC-	MAS-RMR-D/W-101-BRAVATEK	60	Tom Cellucci

Quantity	Site	Description	Unit Price	Amount
		AT&T TURF PROJECT		
123		LTE 2C-3C-4C (2nd carrier/3rd carrier/4th carrier)		
		PRIOR TO PAYMENT: • All final inspections signed • Certificate of Occupancy obtained • Lien Releases signed • Deliverables/COP approved by customer		
			SUB TOTAL	$2,109,942.00
			TOTAL	$2,109,942.00

JWH TELECOMMUNICATIONS CHECKLIST

By: [signature]
AUTHORIZED SIGNATURE- JWH

By: [signature]
AUTHORIZED SIGNATURE-SOLID GROUND